UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22426

Name of Fund: BlackRock Build America Bond Trust (BBN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Build America Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2012

Date of reporting period: 01/31/2012

Item 1 – Report to Stockholders

January 31, 2012

Semi-Annual Report (Unaudited)

BlackRock Build America Bond Trust (BBN)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Dear Shareholder

Early in 2011, global financial market action was dominated by political revolutions in the Middle East and North Africa, soaring prices of oil and other commodities, and natural disasters in Japan resulting in global supply chain disruptions. But corporate earnings were strong and the global economic recovery appeared to be on track. Investors demonstrated steadfast confidence as risk assets, including equities, commodities and high yield bonds, charged forward. Markets reversed sharply in May, however, when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Financial markets whipsawed on hopes and fears. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in highly correlated asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors came back from the sidelines and risk assets rallied through the month. Eventually, a lack of definitive details about Europe’s rescue plan raised doubts among investors and thwarted the rally at the end of October. The last two months of 2011 saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers in gridlock over budget issues. Global central bank actions and improving economic data invigorated investors, but confidence was easily tempered by sobering news flow. Sentiment improved in the New Year as investors saw bright spots in global economic data, particularly from the United States, China and Germany. International and emerging markets rebounded strongly through January. US stocks rallied on solid improvement in the domestic labor market and indications from the Federal Reserve that interest rates would remain low through 2014. Nonetheless, investors maintained caution as US corporate earnings began to weaken and a European recession appeared inevitable.

US equities and high yield bonds recovered their late-summer losses and posted positive returns for both the 6- and 12-month periods ended January 31, 2012. International markets, however, experienced some significant downturns in 2011 and remained in negative territory despite a strong rebound at the end of the period. Fixed income securities benefited from declining yields and delivered positive returns for the 6- and 12-month periods. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 remain unresolved. For investors, the risks are daunting. BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of January 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	2.71%	4.22%
US small cap equities (Russell 2000® Index)	0.22	2.86
International equities (MSCI Europe, Australasia, Far East Index)	(10.42)	(9.59)
Emerging market equities (MSCI Emerging Markets Index)	(9.56)	(6.64)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.09
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	10.81	18.49
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.25	8.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	7.25	14.40
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	1.84	5.81

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended January 31, 2012

One year ago, the municipal bond market was steadily recovering from a difficult fourth quarter of 2010 that brought severe losses amid a steepening US Treasury yield curve and a flood of inflated headlines about municipal finance troubles. Retail investors had lost confidence in municipals and retreated from the market. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity weakened willful market participation from the trading community. December 2010 brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the Build America Bond program was retired. This supply-demand imbalance led to wider quality spreads and higher yields for municipal bonds heading into 2011.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in the first half of 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June 2011. However, weak demand was counterbalanced by lower supply in 2011. According to Thomson Reuters, new issuance was down 32% in 2011 as compared to the prior year. While these technical factors were improving, municipalities were struggling to balance their budgets, although the late-2010 predictions for widespread municipal defaults did not materialize. Other concerns that resonated at the beginning of the year, such as rising interest rates, weakening credits and higher rates of inflation, abated as these scenarios also did not come to fruition.

On August 5th, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Supply and demand technicals continued to be favorable in January 2012. Overall, the municipal yield curve flattened during the period from January 31, 2011 to January 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 161 basis points (“bps”) to 3.17% on AAA-rated 30-year municipal bonds and by 163 bps to 1.68% on 10-year bonds, while yields on 5-year issues fell 117 bps to 0.68%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 120 bps, and in the 2- to 10-year range, the spread tightened by 124 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country, while a small number of states continue to rely on a “kick-the-can” approach to close their budget shortfalls, with aggressive revenue projections and accounting gimmicks. The market’s technical factors are also improving as demand outpaces supply in what is historically a light issuance period. It has been over a year since the first highly publicized interview about the fiscal problems plaguing state and local governments. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. In 2011, there were fewer municipal defaults than seen in 2010. Throughout 2011 monetary defaults in the S&P Municipal Bond Index totaled roughly $805 million, representing less than 0.48% of the index. BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Trust Summary as of January 31, 2012

Trust Overview

BlackRock Build America Bond Trust’s (BBN) (the “Trust”) investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”) issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the US Treasury of up to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Under normal market conditions, the Trust invests at least 80% of its assets in BABs and invests 80% of its assets in securities that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the six months ended January 31, 2012, the Trust returned 24.12% based on market price and 16.04% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Bond Funds category posted an average return of 10.47% based on market price and 3.48% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, the Trust benefited from the declining interest rate environment (bond prices rise as interest rates fall), the flattening of the yield curve (long interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Trust’s holdings of long-dated, non-callable Build America Bonds contributed positively to performance as these bonds derived the greatest benefit from the significant decline in long-term interest rates and spread tightening during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Yield on Closing Market Price as of January 31, 2012 ($22.03)[1]	7.07%
Current Monthly Distribution per Common Share[2]	$0.1298
Current Annualized Distribution per Common Share[2]	$1.5576
Economic Leverage as of January 31, 2012[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

The Monthly Distribution per Common Share, declared on March 1, 2012, was increased to $0.1318 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[3]

Represents reverse repurchase agreements and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 6.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$22.03	$18.41	19.66%	$22.04	$18.18
Net Asset Value	$22.80	$20.38	11.87%	$22.97	$20.38

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	1/31/12	7/31/11
Transportation	32%	32%
Utilities	27	27
County/City/Special District/School District	17	18
State	11	10
Education	10	11
Housing	2	2
Tobacco	1	—

Credit Quality Allocations[4]

	1/31/12	7/31/11
AAA/Aaa	5%	5%
AA/Aa	56	58
A	36	34
BBB/Baa	3	3

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012	5

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage.

The Trust may also leverage its assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trust with economic benefits in periods of declining short-term interest rates, but expose the Trust to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV, market price and dividend rate than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue senior securities representing indebtedness up to 33 1/3% of its total managed assets. If the Trust segregates liquid assets having a value not less than: (i) the repurchase price (including accrued interest) in the case of a reverse repurchase agreement, and (ii) the value of the short-term floating rate certificates issued by the TOB (including accrued interest) in the case of a TOB, a reverse repurchase agreement or a TOB will not be considered a senior security and therefore will not be subject to this limitation. In addition, the Trust voluntarily limits its aggregate economic leverage to 50% of its total managed assets. As of January 31, 2012, the Trust had 30% aggregate economic leverage from reverse repurchase agreements and TOBs as a percentage of its total managed assets.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trust’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Schedule of Investments January 31, 2012 (Unaudited)
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value
Arizona — 3.0%
Phoenix Civic Improvement Corp., RB, Series C (NPFGC), 6.00%, 7/01/35	$10,000	$10,480,100
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, 4.84%, 1/01/41 (a)	25,000	29,000,500
		39,480,600
California — 31.4%
Alameda County Joint Powers Authority, RB, Build America Bonds, Recovery, Series Z, 7.05%, 12/01/44 (a)	11,000	13,788,940
Bay Area Toll Authority, RB, Build America Bonds:
Series S-1, 6.92%, 4/01/40	13,700	18,470,066
Series S-3, 6.91%, 10/01/50	14,000	19,099,360
California State Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	18,145	21,487,309
California State University, RB, Build America Bonds, 6.48%, 11/01/41	2,125	2,506,544
City of San Jose CA, Refunding ARB, Series B (AGM), 6.60%, 3/01/41	10,000	10,421,900
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	14,345	16,059,945
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 8/01/42 (a)	10,000	13,322,400
Los Angeles Department of Water & Power, RB, Build America Bonds:
6.17%, 7/01/40 (a)	37,500	41,092,500
7.00%, 7/01/41	17,225	20,046,627
Los Angeles Unified School District California, GO, Build America Bonds, 6.76%, 7/01/34 (a)	5,000	6,597,850
Metropolitan Water District of Southern California, RB, Build America Bonds, 6.95%, 7/01/40 (a)	12,000	14,335,080
Orange County Local Transportation Authority, RB, Build America Bonds, Series A, 6.91%, 2/15/41 (a)	5,000	6,808,750
Palomar Community College District, GO, Build America Bonds, 7.19%, 8/01/45	7,500	8,561,250
Rancho Water District Financing Authority, RB, Build America Bonds, 6.34%, 8/01/40 (a)	20,000	21,320,200
Riverside Community College District, GO, Build America Bonds, Series EL, 7.02%, 8/01/40	11,000	12,346,070
San Diego County Regional Airport Authority, Refunding RB, Build America Bonds, Series SU, 6.63%, 7/01/40	31,000	33,808,290

Taxable Municipal Bonds	Par (000)	Value
California (concluded)
San Francisco City & County Public Utilities Commission, RB, Build America Bonds, Series D, 6.00%, 11/01/40 (a)	$21,255	$25,479,644
State of California, GO, Build America Bonds:
7.63%, 3/01/40	8,950	12,102,906
7.60%, 11/01/40	15,000	20,282,700
Various Purpose, 7.55%, 4/01/39	9,035	12,121,175
University of California, RB, Build America Bonds (a):
5.95%, 5/15/45	24,000	28,958,880
6.30%, 5/15/50	26,310	29,352,225
		408,370,611
Colorado — 3.7%
Denver Public Schools, COP, Refunding, Series B, 7.02%, 12/15/37	6,000	7,631,700
Regional Transportation District, COP, Build America Bonds, 7.67%, 6/01/40	28,000	34,426,840
State of Colorado, COP, Build America Bonds, Series E, 7.02%, 3/15/31	5,000	5,719,300
		47,777,840
District of Columbia — 2.5%
Metropolitan Washington Airports Authority, RB, Build America Bonds:
7.46%, 10/01/46	4,525	5,123,250
Series D, 8.00%, 10/01/47	10,750	11,784,688
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/40	15,000	15,711,600
		32,619,538
Florida — 2.4%
City of Sunrise Florida, RB, Build America Bonds, Series B, 5.91%, 10/01/35 (a)	25,000	27,086,500
County of Pasco Florida, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,655,235
Town of Davie Florida, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,762,425
		31,504,160
Georgia — 5.0%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds:
6.66%, 4/01/57	30,665	35,002,258
Series PL, 6.64%, 4/01/57	17,314	20,089,088
Series PL, 7.06%, 4/01/57	10,000	10,277,300
		65,368,646

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AGM	Assured Guaranty Municipal Corp.
ARB	Airport Revenue Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
GO	General Obligation Bonds
HFA	Housing Finance Agency
ISD	Independent School District
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds

See Notes to Financial Statements.

	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value
Hawaii — 2.7%
University of Hawaii, RB, Build America Bonds, 6.03%, 10/01/40	$33,000	$35,297,660
Illinois — 18.8%
Chicago Board of Education, GO, Build America Bonds:
6.52%, 12/01/40	25,000	28,847,500
Series E, 6.14%, 12/01/39	3,495	3,831,988
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	16,015	18,408,442
Series A, 6.90%, 12/01/40	4,075	5,019,748
Series B, 6.90%, 12/01/40	4,900	6,036,016
City of Chicago Illinois, GO, Build America Bonds, Recovery, Series Z, 6.26%, 1/01/40	19,000	20,138,480
City of Chicago Illinois, RB, Build America Bonds:
6.85%, 1/01/38 (a)	30,110	33,787,334
6.40%, 1/01/40	1,500	1,909,620
6.74%, 11/01/40 (a)	15,250	19,811,885
City of Chicago Illinois, Refunding RB, Build America Bonds, 6.90%, 1/01/40 (a)	36,000	44,862,480
Illinois Finance Authority, RB, Series A, 5.75%, 8/15/34	5,000	5,383,800
Illinois Municipal Electric Agency, RB, Build America Bonds, 7.29%, 2/01/35	15,000	19,102,200
Northern Illinois Municipal Power Agency, RB, Build America Bonds, 7.82%, 1/01/40	5,000	6,968,800
State of Illinois, GO, Build America Bonds, 7.35%, 7/01/35	26,995	31,241,583
		245,349,876
Indiana — 2.7%
Indiana Finance Authority, RB, Build America Bonds, 6.60%, 2/01/39	7,900	10,265,102
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, 5.59%, 1/01/42	22,290	24,761,961
		35,027,063
Iowa — 0.2%
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series A, 6.50%, 6/01/23	2,640	2,479,488
Kentucky — 0.8%
Kentucky State Property & Building Commission, RB, Build America Bonds, Series C, 5.92%, 11/01/30	10,000	10,924,200
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, 6.75%, 7/01/36	5,000	5,423,700
Maryland — 0.1%
Maryland Community Development Administration, RB, Residential, Series I, 6.50%, 3/01/43	1,000	1,022,440
Massachusetts — 1.5%
Commonwealth of Massachusetts, RB, Build America Bonds, Recovery, Series Z, 5.73%, 6/01/40 (a)	5,000	6,479,250
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42	12,000	12,653,880
		19,133,130

Taxable Municipal Bonds	Par (000)	Value
Michigan — 1.9%
Detroit City School District, GO, Build America Bonds (Q-SBLF), 6.85%, 5/01/40	$10,000	$10,502,500
Michigan State University, RB, Build America Bonds, 6.17%, 2/15/50	5,500	6,705,325
State of Michigan, RB, Build America Bonds, Series B, 7.63%, 9/15/27	2,000	2,402,540
Wayne County, RB, Recovery Zone Economic Development Bonds, 10.00%, 12/01/40	5,000	5,533,550
		25,143,915
Minnesota — 1.2%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, 5.93%, 1/01/43	8,000	8,853,680
Western Minnesota Municipal Power Agency, RB, Build America Bonds, 6.77%, 1/01/46	5,000	6,460,100
		15,313,780
Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, 6.41%, 1/01/40	5,000	6,251,000
Missouri — 1.9%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, 7.73%, 1/01/39	12,585	15,691,356
University of Missouri, RB, Build America Bonds, 5.79%, 11/01/41 (a)	7,000	9,024,610
		24,715,966
Nevada — 1.1%
County of Clark Nevada, RB, Build America Bonds:
Series B, 6.88%, 7/01/42	10,000	11,271,900
Series C, 6.82%, 7/01/45	2,000	2,636,220
		13,908,120
New Jersey — 14.8%
Camden County Improvement Authority, RB, Build America Bonds, 7.75%, 7/01/34	5,000	5,521,600
New Jersey EDA, RB:
Build America Bonds, Series CC-1, 6.43%, 12/15/35 (a)	15,000	16,663,200
Series A (NPFGC), 7.43%, 2/15/29	20,702	26,028,418
New Jersey State Housing & Mortgage Finance Agency, RB, Series C (AGM), 6.65%, 11/01/44 (a)	20,250	20,729,317
New Jersey State Turnpike Authority, RB, Build America Bonds:
7.41%, 1/01/40	6,790	9,974,171
Series A, 7.10%, 1/01/41	34,000	48,729,480
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	8,500	9,516,515
Series C, 5.75%, 12/15/28	7,500	8,575,275
Series C, 6.10%, 12/15/28 (a)	42,500	46,853,700
		192,591,676
New York — 13.5%
City of New York, New York, GO, Build America Bonds, 5.82%, 10/01/31	15,000	16,441,050
Metropolitan Transportation Authority, RB, Build America Bonds:
6.67%, 11/15/39	2,220	2,800,197
7.34%, 11/15/39	13,245	19,085,118
Series TR, 6.69%, 11/15/40	13,000	16,635,190

See Notes to Financial Statements.

8	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value
New York (concluded)
New York City Municipal Water Finance Authority, RB:
Build America Bonds, 5.79%, 6/15/41 (a)	$25,000	$27,761,500
Build America Bonds, 6.45%, 6/15/41 (a)	6,300	7,192,080
Build America Bonds, 6.12%, 6/15/42	2,445	2,768,498
Build America Bonds, 6.49%, 6/15/42	2,000	2,285,600
Second General Resolution, 6.28%, 6/15/42 (a)	20,000	23,104,600
New York City Transitional Finance Authority, RB, Build America Bonds (a):
5.57%, 11/01/38	19,000	23,339,220
Series FU, 6.27%, 8/01/39	14,795	16,633,722
New York State Dormitory Authority, RB, Build America Bonds, 5.39%, 3/15/40 (a)	15,000	17,704,650
		175,751,425
Ohio — 6.5%
American Municipal Power-Ohio, Inc., RB, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	10,000	13,925,000
County of Hamilton Ohio, RB, Build America Bonds, Series GT, 6.50%, 12/01/34	7,000	8,014,510
Franklin County Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42	30,365	33,050,481
Mariemont City School District, GO, Build America Bonds, 6.55%, 12/01/47	10,055	10,756,638
Princeton City School District, GO, Refunding, Build America Bonds, Series SC (a):
6.09%, 12/01/40	9,290	10,228,197
6.39%, 12/01/47	8,225	9,126,295
		85,101,121
Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, Series M, 6.44%, 1/01/45	3,500	4,081,385
Pennsylvania — 1.1%
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, 6.53%, 6/15/39	12,250	14,335,318
Puerto Rico — 0.5%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	5,000	5,891,700
South Carolina — 1.3%
South Carolina State Public Service Authority, RB, Build America Bonds, 6.45%, 1/01/50	12,000	16,668,240
Tennessee — 3.6%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds:
Series A2, 7.43%, 7/01/43	35,105	43,217,063
Series B, 6.73%, 7/01/43	2,500	3,033,625
		46,250,688
Texas — 9.1%
Bexar County Hospital District, GO, Build America Bonds, 5.41%, 2/15/40 (a)	21,775	23,284,878
City of San Antonio Texas, RB, Build America Bonds:
6.31%, 2/01/37 (a)	35,000	39,287,150
6.17%, 2/01/41	19,000	20,855,350
Cypress-Fairbanks ISD, GO, Build America Bonds, Direct Payment, 6.63%, 2/15/38	14,000	15,566,880
Dallas Area Rapid Transit, RB, Build America Bonds, 5.02%, 12/01/48 (a)	2,500	2,938,650

Taxable Municipal Bonds	Par (000)	Value
Texas (concluded)
Katy ISD, GO, Build America Bonds (PSF-GTD), 6.35%, 2/15/41 (a)	$5,000	$5,578,450
North Texas Municipal Water District, RB, Build America Bonds, 6.01%, 9/01/40 (a)	10,000	11,155,300
		118,666,658
Utah — 3.3%
County of Utah, RB, Build America Bonds, Recovery, Series Z, 7.13%, 12/01/39	11,800	13,128,562
Utah Transit Authority, RB, Build America Bonds, Series SU, 5.71%, 6/15/40	26,405	29,907,359
		43,035,921
Washington — 1.6%
Port of Seattle Washington, RB, Series B1, 7.00%, 5/01/36	5,000	5,815,900
Washington State Convention Center Public Facilities District, RB, Build America Bonds, 6.79%, 7/01/40	12,350	14,952,639
		20,768,539
West Virginia — 0.5%
Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	9,310	6,867,615
Total Taxable Municipal Bonds — 137.9%		1,795,122,019

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Illinois — 1.8%
Cook County Illinois, GO, Build America Bonds, 6.23%, 11/15/34	20,000	22,990,800
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 1.8%		22,990,800
Total Long-Term Investments (Cost — $1,587,459,711) — 139.7%		1,818,112,819

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	15,679,472	15,679,472
Total Short-Term Securities (Cost — $15,679,472) — 1.2%		15,679,472
Total Investments (Cost — $1,603,139,183) — 140.9%		1,833,792,291
Liabilities in Excess of Other Assets — (40.1)%		(521,955,164)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.8)%		(10,009,995)
Net Assets — 100.0%		$1,301,827,132

(a)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(b)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012	9

Schedule of Investments (concluded)

(c)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,448,706	14,230,766	15,679,472	$8,186

(d)	Represents the current yield as of report date.

•	Financial futures contracts sold as of January 31,2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
160	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$21,160,000	$(280,304)
1,055	30-Year US Treasury Bond	Chicago Board of Trade	March 2012	$153,436,563	(2,540,598)
Total					$(2,820,902)

•	Reverse repurchase agreements outstanding as of January 31,2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Citigroup Global Markets, Inc.	0.60%	10/27/11	Open	$18,609,361	$18,579,375
Citigroup Global Markets, Inc.	0.60%	10/31/11	Open	12,138,786	12,120,000
Credit Suisse Securities (USA) LLC	0.50%	11/30/11	Open	4,685,346	4,681,250
Credit Suisse Securities (USA) LLC	0.50%	12/19/11	Open	6,668,980	6,664,907
Barclays Capital, Inc.	0.50%	1/11/12	Open	45,453,760	45,440,506
Barclays Capital, Inc.	0.52%	1/18/12	Open	10,037,029	10,035,000
Deutsche Bank Securities, Inc.	0.55%	1/18/12	Open	2,513,037	2,512,500
Deutsche Bank Securities, Inc.	0.55%	1/24/12	Open	71,948,343	71,939,550
Credit Suisse Securities (USA) LLC	0.50%	1/25/12	Open	140,901,323	140,887,625
Deutsche Bank Securities, Inc.	0.50%	1/25/12	Open	48,317,197	48,312,500
Barclays Capital, Inc.	0.50%	1/30/12	Open	69,946,943	69,945,000
Credit Suisse Securities (USA) LLC	0.50%	1/30/12	Open	38,174,491	38,173,431
Barclays Capital, Inc.	0.50%	1/31/12	Open	15,593,217	15,593,000
Credit Suisse Securities (USA) LLC	0.50%	1/31/12	Open	57,051,948	57,051,156
Barclays Capital, Inc.	0.52%	1/31/12	Open	6,000,087	6,000,000
Total				$548,039,848	$547,935,800

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,818,112,819	—	$1,818,112,819
Short-Term Investments	$15,679,472	—	—	15,679,472
Total	$15,679,472	$1,818,112,819	—	$1,833,792,291

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(2,820,902)	—	—	$(2,820,902)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

10	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Statement of Assets and Liabilities

January 31, 2012 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $1,587,459,711)	$1,818,112,819
Investments at value — affiliated (cost — $15,679,472)	15,679,472
Cash pledged as collateral for financial futures contracts	3,331,000
Interest receivable	23,091,377
Investments sold receivable	1,390,717
Prepaid expenses	16,877
Other assets	69,196
Total assets	1,861,691,458

Accrued Liabilities
Margin variation payable	892,187
Investment advisory fees payable	848,459
Interest expense and fees payable	114,043
Officer’s and Trustees’ fees payable	73,729
Other accrued expenses payable	108
Total accrued liabilities	1,928,526

Other Liabilities
Reverse repurchase agreements	547,935,800
TOB trust certificates	10,000,000
Total other liabilities	557,935,800
Total liabilities	559,864,326
Net Assets	$1,301,827,132

Net Assets Consist of
Paid-in capital	$1,088,757,045
Undistributed net investment income	1,234,047
Accumulated net realized loss	(15,996,166)
Net unrealized appreciation/depreciation	227,832,206
Net Assets	$1,301,827,132

Net Asset Value
Net asset value	$22.80
Shares outstanding, unlimited number of shares authorized, $0.001 par value	57,103,349

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012	11

Statement of Operations

Six Months Ended January 31, 2012 (Unaudited)
Investment Income
Interest	$50,900,543
Income — affiliated	10,221
Total income	50,910,764

Expenses
Investment advisory	4,945,815
Professional	94,209
Accounting services	89,103
Officer and Trustees	58,851
Custodian	40,250
Printing	21,368
Transfer agent	17,714
Registration	8,042
Miscellaneous	30,125
Total expenses excluding interest expense and fees	5,305,477
Interest expense and fees[1]	1,610,457
Total expenses	6,915,934
Less fees waived by advisor	(5,755)
Total expenses after fees waived	6,910,179
Net investment income	44,000,585

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,763,412
Financial futures contracts	(19,147,082)
(13,383,670)
Net change in unrealized appreciation/depreciation on:
Investments	150,219,023
Financial futures contracts	131,065
150,350,088
Total realized and unrealized gain	136,966,418
Net Increase in Net Assets Resulting from Operations	$180,967,003

[1]	Related to TOBs and reverse repurchase agreements.

See Notes to Financial Statements.

12	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2012 (Unaudited)	Period August 27, 2010[1] to July 31, 2011
Operations
Net investment income	$44,000,585	$67,761,576
Net realized loss	(13,383,670)	(2,469,900)
Net change in unrealized appreciation/depreciation	150,350,088	77,482,118
Net increase in net assets resulting from operations	180,967,003	142,773,794

Dividends and Distributions to Shareholders From
Net investment income	(43,158,711)	(67,402,403)
Net realized gain	—	(142,596)
Decrease in net assets resulting from dividends and distributions to shareholders	(43,158,711)	(67,544,999)

Capital Share Transactions
Net proceeds from the issuance of shares	—	967,503,407
Net proceeds from the underwriter’s over-allotment option exercised	—	119,881,914
Reinvestment of dividends	—	1,304,712
Net increase in net assets derived from capital share transactions	—	1,088,690,033

Net Assets
Total increase in net assets	137,808,292	1,163,918,828
Beginning of period	1,164,018,840	100,012
End of period	$1,301,827,132	$1,164,018,840
Undistributed net investment income	$1,234,047	$392,173

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012	13

Statement of Cash Flows

Six Months Ended January 31, 2012 (Unaudited)
Cash Used for Operating Activities
Net increase in net assets resulting from operations	$180,967,003
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Decrease in interest receivable	367,845
Increase in other assets	(31,772)
Decrease in prepaid expenses	3,621
Decrease in income receivable — affiliated	103
Increase in cash pledged as collateral for financial futures contracts	(1,241,000)
Increase in investment advisory fees payable	75,134
Decrease in interest expense and fees payable	(574,984)
Decrease in other accrued expenses payable	(284,687)
Decrease in margin variation payable	(819,688)
Decrease in cash received as collateral for reverse repurchase agreements	(6,339,516)
Increase in Officer’s and Trustees’ fees payable	41,040
Net realized and unrealized gain on investments	(155,950,663)
Amortization of premium and discount on investments	236,684
Proceeds from sales of long-term investments	78,259,002
Purchases of long-term investments	(80,720,278)
Net purchases of short-term securities	(14,230,766)
Cash used for operating activities	(242,922)

Cash Used for Financing Activities
Cash payments for TOB trust certificates	(3,500,000)
Cash receipts from reverse repurchase agreements	79,914,852
Cash payments for reverse repurchase agreements	(33,708,279)
Cash dividends paid to shareholders	(44,195,089)
Cash used for financing activities	(1,488,516)

Cash
Net decrease in cash	(1,731,438)
Cash at beginning of period	1,731,438
Cash at end of period	—

Cash Flow Information
Cash paid during the period for interest and fees	$2,185,441

A Statement of Cash Flows is presented when the Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

14	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Financial Highlights

	Six Months Ended January 31, 2012 (Unaudited)	Period August 27, 2010[1] to July 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$20.38	$19.10 [2]
Net investment income[3]	0.77	1.20
Net realized and unrealized gain	2.41	1.30
Net increase from investment operations	3.18	2.50
Dividends and distributions to shareholders from:
Net investment income	(0.76)	(1.18)
Net realized gain	—	(0.00)[4]
Total dividends and distributions to shareholders	(0.76)	(1.18)
Capital charges with respect to issuance of shares	—	(0.04)
Net asset value, end of period	$22.80	$20.38
Market price, end of period	$22.03	$18.41

Total Investment Return[5]
Based on net asset value	16.04%[6]	13.84%[6]
Based on market price	24.12%[6]	(1.79)%[6]

Ratios to Average Net Assets
Total expenses	1.10%[7]	1.06%[7]
Total expenses after fees waived	1.10%[7]	1.06%[7]
Total expenses after fees waived and excluding interest expense and fees[8]	0.85%[7]	0.81%[7]
Net investment income	7.02%[7]	6.99%[7]

Supplemental Data
Net assets, end of period (000)	$1,301,827	$1,164,019
Borrowings outstanding, end of period (000)	$557,936	$515,229
Average borrowings outstanding, during the period (000)	$542,845	$368,555
Portfolio turnover	4%	13%
Asset coverage, end of period per $1,000 of borrowings	$3,333	$3,259

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Amount is less than $(0.01) per share.

[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Interest expense and fees related to TOBs and reverse repurchase agreements. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012	15

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Build America Bond Trust (the “Trust”) is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust determines and makes available for publication the NAV of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOBs: The Trust leverages its assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which the Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Trust include the right of the Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trust. The TOB may also be terminated without the consent of the Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended January 31, 2012, no TOBs that the Trust participated in were terminated without the consent of the Trust.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust in exchange for TOB trust certificates. The Trust typically invests the cash in additional municipal bonds. The Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trust’s Schedule of Investments and the TOB trust certificates are shown in other liabilities in the Statement of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trust on an accrual basis. Interest expense incurred on the secured borrowing

16	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Notes to Financial Statements (continued)

and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statement of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At January 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the interest rate on the liability for TOB trust certificates were as follows:

Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Interest Rate
$22,990,800	$10,000,000	0.52%

Should short-term interest rates rise, the Trust’s investments in TOBs may adversely affect the Trust’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trust’s NAV per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), or certain borrowings (e.g., reverse repurchase agreements), the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s US federal tax returns remains open for the period ended July 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statement with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012	17

Notes to Financial Statements (continued)

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover the Trust’s deferred compensation liability, if any, are included in other assets in the Statement of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statement of Operations.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and to economically hedge, or protect, its exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trust purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trust and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of January 31, 2012
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	$(2,820,902)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended January 31, 2012
Net Realized Loss From
Interest rate contracts:
Financial futures contracts	$(19,147,028)
Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$131,065

For the six months ended January 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold	1,135
Average notional value of contracts sold	$160,637,266

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee at an annual rate of 0.55% of the Trust’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Average daily net assets are the average daily value of the Trust’s total assets minus the sum of its accrued liabilities.

18	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Notes to Financial Statements (concluded)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Trust’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended January 31, 2012 were $75,838,428 and $69,062,133, respectively.

5. Income Tax Information

As of January 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,593,139,183
Gross unrealized appreciation	$230,884,148
Gross unrealized depreciation	(231,040)
Net unrealized appreciation	$230,653,108

6. Borrowings:

For the six months ended January 31, 2012, the Trust’s daily weighted average interest rate from TOBs and reverse repurchase agreements was 0.59%.

7. Concentration, Market and Credit Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counter-party credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trust’s Statement of Assets and Liabilities, less any collateral held by the Trust.

As of January 31, 2012, the Trust invested a significant portion of its assets in securities in the transportation and utilities sectors. Changes in economic conditions affecting the transportation and utilities sectors would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

At January 31, 2012, 6,964 shares were owned by affiliates.

Shares issued and outstanding remained constant for the six months ended January 31, 2012.

Shares issued and outstanding for the period August 27, 2010 to July 31, 2011, increased by 69,845 as a result of dividend reinvestment, 50,750,000 from the initial public offering and 6,276,540 from the underwriters’ exercising the over-allotment option.

Upon commencement of operations, organization costs associated with the establishment of the Trust were expensed by the Trust. Offering costs incurred in connection with the Trust’s offering of shares have been charged against the proceeds from the initial share offering in the amount of $1,854,593.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Trust paid a net investment income dividend of $0.1298 per share on February 29, 2012 to shareholders of record on February 15, 2012.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012	19

Officers and Trustees[1]

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee
Paul L. Audet, Trustee
Michael J. Castellano, Trustee and Member of the Audit Committee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

[1]	John F. Powers, who was a Trustee of the Trust, resigned as of February 21, 2012.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian and Accounting Agent

State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent

Computershare Trust Company, N.A.
Providence, RI 02940

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trust

100 Bellevue Parkway
Wilmington, DE 19809

20	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

Additional Information

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trust’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012	21

Additional Information (concluded)

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes.The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

January 31, 2012

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BBN	$0.755800	—	—	$0.755800	100%	—	—	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

22	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#BABT-1/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Build America Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: April 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: April 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Build America Bond Trust

Date: April 2, 2012